Exhibit (h)(1)(a)
                                  AMENDMENT TO
                           SPECIAL SERVICING AGREEMENT

 AMENDMENT, dated as of May 15, 1997 of the Special Servicing Agreement ("Agreement"), dated November 15, 1996, by and among Scudder Pathway Series ("Pathway Series"), each fund which is listed on Appendix A (the "Underlying Funds"), Scudder, Stevens & Clark, Inc. ("SSC"), Scudder Service Corporation ("Scudder Service"), Scudder Fund Accounting Corporation ("SFAC"), Scudder Trust Company ("STC") and Scudder Investor Services, Inc. ("SIS").

 In accordance with section 7 of the Agreement, the Agreement is hereby amended to include the following investment companies, for which SSC serves as investment adviser, as additional parties to the Agreement.

                              Scudder Greater Europe Growth Fund; and
                              The Japan Fund, Inc.

 IN WITNESS WHEREOF, the parties have caused this amendment to the Agreement to be executed as of the day and year first above written.

                              Scudder Global Fund, Inc.,

                                 on behalf of

                                     Scudder Emerging Markets Income Fund,

                                     Scudder Global Fund,

                                     Scudder Global Discovery Fund,

                                     Scudder International Bond Fund, and

                                     Scudder Global Bond Fund

                        Scudder International Fund, Inc.,

                                  on behalf of


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                                      Scudder Greater Europe Growth Fund,

                                      Scudder International Fund,

                                      Scudder Pacific Opportunities Fund,

                                      Scudder Emerging Markets Growth Fund,

                                      Scudder Latin America Fund, and

                             Scudder Mutual Funds, Inc.,

                                   on behalf of

                                      Scudder Gold Fund

                             Scudder Portfolio Trust,

                                  on behalf of

                                      Scudder Income Fund, and

                                      Scudder High Yield Bond Fund

                             Scudder Equity Trust,

                                   on behalf of

                                      Scudder Capital Growth Fund, and

                                      Scudder Value Fund

                             Scudder Investment Trust,

                                   on behalf of

                                      Scudder Growth and Income Fund,

                                      Scudder Quality Growth Fund, and

                                      Scudder Classic Growth Fund

                             Scudder Funds Trust,

                                   on behalf of

                                      Scudder Short Term Bond Fund


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                             Scudder Securities Trust,

                                   on behalf of

                                      Scudder Development Fund,

                                      Scudder Small Company Value Fund,

                                      Scudder 21st Century Growth Fund, and

                                      Scudder Micro-Cap Fund

                                      Scudder GNMA Fund


                                By:/s/David S. Lee
                                ------------------------------------
                                      David S. Lee, Vice President


                             Scudder Cash Investment Trust

                             Scudder Pathway Series


                                By:/s/David S. Lee
                                ------------------------------------
                                      David S. Lee, President


                             The Japan Fund, Inc.


                                By:/s/Thomas W. Joseph
                                ------------------------------------
                                      Thomas W. Joseph, Vice President


                             Scudder, Stevens & Clark, Inc.


                                By:/s/David S. Lee
                                ------------------------------------
                                      David S. Lee, Managing Director


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                       Scudder Service Corporation

                                By:/s/David S. Lee
                                ------------------------------------
                                      David S. Lee, Vice President


                       Scudder Investor Services, Inc.


                                By:/s/David S. Lee
                                ------------------------------------
                                      David S. Lee, President


                       Scudder Trust Company


                                By:/s/David S. Lee
                                ------------------------------------
                                      David S. Lee, President


                       Scudder Fund Accounting Corporation


                                By:/s/David S. Lee
                                ------------------------------------
                                      David S. Lee, President


 Dated:        May 15, 1997


    * This Agreement has been signed by each party which is a Massachusetts business trust by its President or Vice President in that capacity and not individually.


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                                        APPENDIX A

     The following Funds are parties to this Agreement, and have so indicated their intention to be bound by such Agreement by executing the Agreement on the dates indicated thereon:

                             Scudder Global Fund, Inc.,

                                   on behalf of

                                      Scudder Emerging Markets Income Fund,

                                      Scudder Global Fund,

                                      Scudder Global Discovery Fund,

                                      Scudder International Bond Fund, and

                                      Scudder Global Bond Fund

                             Scudder International Fund, Inc.,

                                   on behalf of

                                      Scudder Greater Europe Growth Fund,

                                      Scudder International Fund,

                                      Scudder Pacific Opportunities Fund,

                                      Scudder Emerging Markets Growth Fund, and

                                      Scudder Latin America Fund

                             Scudder Mutual Funds, Inc.,

                                   on behalf of

                                      Scudder Gold Fund

                             Scudder Portfolio Trust,

                                   on behalf of

                                      Scudder Income Fund, and

                                      Scudder High Yield Bond Fund


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                             Scudder Equity Trust

                                   on behalf of,

                                      Scudder Capital Growth Fund, and

                                      Scudder Value Fund

                             Scudder Investment Trust,

                                   on behalf of

                                      Scudder Growth and Income Fund,

                                      Scudder Quality Growth Fund, and

                                      Scudder Classic Growth Fund

                             Scudder Funds Trust,

                                   on behalf of

                                      Scudder Short Term Bond Fund

                             Scudder Securities Trust,

                                   on behalf of

                                      Scudder Development Fund,

                                      Scudder Small Company Value Fund,

                                      Scudder 21st Century Growth Fund, and

                                      Scudder Micro-Cap Fund

                             Scudder GNMA Fund

                             Scudder Cash Investment Trust

                             The Japan Fund, Inc.


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